SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 13, 2009

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 28, 2008, Washington Real Estate Investment Trust (“WRIT”) entered into a Sales Agency Financing Agreement (“Agreement”) with BNY Mellon Capital Markets, LLC (“BNYMCM”). Subsequent to entering into the Agreement, WRIT replaced its expiring shelf registration statement on Form S-3 (File No. 333-136921) by filing a new shelf registration statement on Form S-3 (File No. 333-160664). On August 13, 2009, WRIT and BNYMCM executed Amendment No. 1 to the Agreement, which is effective as of August 3, 2009, to reflect the filing of the new registration statement, a new prospectus dated July 17, 2009 and a new prospectus supplement dated August 3, 2009.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
1.1	Sales Agency Financing Agreement dated August 28, 2008 between WRIT and BNY Mellon Capital Markets, LLC.

1.2	Amendment No. 1 to Sales Agency Financing Agreement dated August 13, 2009.

5.1	Opinion of Arent Fox LLP.

23.1	Consent of Arent Fox LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/s/ Laura M. Franklin
Laura M. Franklin
Executive Vice President Accounting, Administration and Corporate Secretary

August 13, 2009

Exhibit Index

Exhibit No.	Description
1.1	Sales Agency Financing Agreement dated August 28, 2008 between WRIT and BNY Mellon Capital Markets, LLC.

1.2	Amendment No. 1 to Sales Agency Financing Agreement dated August 13, 2009.

5.1	Opinion of Arent Fox LLP.

23.1	Consent of Arent Fox LLP (included in Exhibit 5.1).